Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events:

(a)
Sale of the M/V Magic Twilight: On July 20, 2023, the Company completed the previously announced sale of the M/V Magic Twilight by delivering the vessel to its new owners. Please refer to Note 4 and Note 8.

(b)
Subsequent to the period end, the Company issued additional 133,900 of its common shares pursuant to the ATM program and had received gross proceeds of $0.06 million whereas, the net proceeds under the ATM Program, after deducting sales commissions, amounted to $0.05 million.

(c)
On July 3, 2023, the Company entered into an amendment agreement to its $15.29 million senior secured term loan facility and $40.75 Million Term Loan Facility with Hamburg Commercial Bank AG for the replacement of LIBOR. Please refer to Note 8.

(d)
On August 7, 2023, the Company agreed to issue 50,000 Series D Preferred shares (“Pref D shares”) of $1,000 each to Toro Corp (“Toro”), for a total consideration of $50 million in cash. The distribution rate of the Pref D shares is 5%, paid quarterly, and they are convertible to common shares of Castor from the first anniversary of the issue date at the lower of (i) $0.70 and (ii) the 5 day value weighted average price immediately preceding the conversion, subject to a minimum conversion price. The distribution rate is set to increase by a factor of 1.3 times per annum from year 7 with a maximum rate of 20%. This transaction and its terms were approved by the independent members of the board of directors of each of Castor and Toro at the recommendation of their respective independent committees who negotiated the transaction.